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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549


                                  FORM 8-K


   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                              October 19, 1999

              Date of Report (date of earliest event reported)

     Commission File Number:  0-25674

                      CBT GROUP PUBLIC LIMITED COMPANY
           (Exact name of registrant as specified in its charter)

      Republic of Ireland               0-25674               Not Applicable
      -------------------               -------               --------------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)

                            900 Chesapeake Drive
                       Redwood City, California 94063
        (Address of principal executive offices, including zip code)

                               (650) 817-5900
            (Registrant's telephone number, including area code)
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ITEM 5.  Other Events

On October 19, 1999, CBT Group PLC issued the following press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

This Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. Any forward-looking statements in this Current Report are subject to certain risks and uncertainties that could cause actual results to differ materially from those stated. Factors that could cause or contribute to such differences include those discussed in CBT Group's Form 10-K, as amended by Form 10-K/A, for the year ended December 31, 1998 and Form 10-Q for the quarter ended June 30, 1999. Any forward-looking statements in this Current Report reflect management's opinions only as of the date hereof, and CBT Group assumes no obligation unless required by law to revise or publicly release the results of any revision to any such forward-looking statements.

ITEM 7.  Financial Statements and Exhibits

(a)  Not Applicable

(b)  Not Applicable

(c)  Exhibits.  The following exhibit is being filed herewith.

     (99.1)  Press Release, dated October 19, 1999
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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CBT GROUP PLC



Date: October 19, 1999                By:  /s/ Gregory M. Priest
                                           ---------------------
                                           Gregory M. Priest
                                           President and Chief Executive Officer

Date: October 19, 1999                By:  /s/ David Drummond
                                           ------------------
                                           David Drummond
                                           Executive Vice President of Finance
                                           and Chief Financial Officer
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                                CBT GROUP PLC

                          EXHIBIT INDEX TO FORM 8-K



Exhibit

(99.1)    Press Release, dated October 19, 1999